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                                                                   EXHIBIT 10.1B

                              AMENDMENT NO. 2 TO
                              ------------------

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
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     This AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
(this "Amendment"), dated as of June ___, 2002, is by and between INERGY PROPANE, LLC, a Delaware limited liability company (the "Borrower"); each of the Lenders that is a signatory hereto (each, individually, a "Lender" and, collectively, the "Lenders"); and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of December 20, 2001 (as previously amended, the "Credit Agreement")(Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement);

     WHEREAS, as permitted pursuant to Section 5(b) of the Credit Agreement, the Borrower intends to incur certain Private Placement Debt, by entering into that certain Note Purchase Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Note Agreement"), between the Borrower and certain purchasers who are a party thereto (the "Purchasers"), pursuant to which the Borrower issues and sells to the Purchasers (i) its 8.85% Senior Secured Notes, Series A, due June 2007, in the aggregate principal amount of $35,000,000 (the "Series A Notes"), (ii) its 9.10% Senior Secured Notes, Series B, due June 2008, in the aggregate principal amount of $25,000,000 (the "Series B Notes") and (iii) its 9.34% Senior Secured Notes, Series C, due June 2009, in the aggregate principal amount of $25,000,000 (the "Series C Notes" and, together with the Series A Notes and the Series B Notes, collectively, the "Private Notes");

     WHEREAS, the terms of the Private Notes do not satisfy the definition of "Permitted Private Placement Debt" in the Credit Agreement because the Private Notes permit certain voluntary prepayments of the Private Notes, and require certain mandatory prepayments from asset dispositions, on or prior to December 31, 2004;

     WHEREAS, the Administrative Agent and the Lenders have agreed to amend the definition of Permitted Private Placement Debt in the Credit Agreement to permit the foregoing prepayments, provided (i) no voluntary prepayments be made on the Permitted Private Placement Debt without the prior written consent of the Administrative Agent and the Required Lenders and (ii) the net proceeds of asset sales be applied to the Lenders and the holders of the Permitted Private Placement Debt on a pro-rata basis (based on principal amounts outstanding);

     WHEREAS, as a condition to the incurrence of the Permitted Private Placement Debt, the Administrative Agent, the Lenders and the Noteholders are required to enter into an Intercreditor
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Agreement in substantially the form of Exhibit M to the Credit Agreement (the
"Form Intercreditor Agreement");

     WHEREAS, the holders of the Private Notes required certain modifications to the Form Intercreditor Agreement and the Borrower has requested that the Administrative Agent and the Lenders enter into the modified Intercreditor Agreement; and

     WHEREAS, on the terms and conditions set forth in this Amendment, the Administrative Agent and the Lenders have agreed to the foregoing;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Definitions; Incorporation of Recitals. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein. Each of the above recitals is incorporated herein and made a part hereof.

     Section 2. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Administrative Agent and the Lenders hereby agree as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Permitted Private Placement Debt" as follows:

          "Permitted Private Placement Debt" means obligations of the Borrower to lenders or other Persons pursuant to a private placement; provided, (i) the principal amount of such obligations does not exceed $100,000,000; (ii) such obligations are not secured by any other assets (real or personal) of any Person not securing the Obligations; (iii) such obligations are not guaranteed by any Person other than Persons guaranteeing the Obligations;
     (iv) such Obligations shall not require or permit any principal payments to be made on or prior to December 31, 2004 other than (a) voluntary prepayments subject (pursuant to this Agreement or otherwise) to the prior written consent of the Administrative Agent and the Required Lenders and
     (b) mandatory prepayments from the sale or other disposition of assets of the Borrower and its Subsidiaries; provided the Lenders (pursuant to this Agreement or otherwise) receive no less than their pro-rata share of the net proceeds of such sale or other disposition; and (v) such obligations are subject to the Intercreditor Agreement.

          (b) Section 1.01 of the Credit Agreement is hereby modified by amending the definition of Intercreditor Agreement by deleting Exhibit M attached to the Credit Agreement and replacing it with Exhibit M attached hereto.

          (c) Section 4.02(f) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

          "Notwithstanding anything to the contrary set forth above and so long as any Permitted Private Placement Debt is outstanding, the Borrower shall satisfy the requirements for prepayments under this clause (f) if the Borrower prepays the Loans in an amount not less than the "Lenders' pro-rata share" of such net

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          proceeds and the balance of the such net proceeds are required to, and are used to, prepay Permitted Private Placement Debt. For purposes of the foregoing sentence and Section 10.15 of this Agreement, "Lenders' pro-rata share" means a fraction (expressed as a decimal) the numerator of which is the aggregate outstanding principal balance of the Loans as of the date of the prepayment and the denominator of which is the aggregate outstanding principal amount of the Loans plus the outstanding principal balance of the Permitted Private Placement Debt as of the date of prepayment.

          (d) Article X of the Credit Agreement is hereby amended by adding a new Section 10.15 to read as follows:

          "Section 10.15.  Restrictions on Prepayments of Private Placement
                           ------------------------------------------------
          Debt.
          ----

          Permit any Private Placement Debt to be prepaid on or prior to December 31, 2004 other than (i) voluntary prepayments with the prior written consent of the Administrative Agent and the Required Lenders and (ii) mandatory prepayments from the sale or other disposition (including condemnation and other governmental taking) of assets of the Borrower and its Subsidiaries; provided, the Borrower prepays the Loans in an amount not less than the "Lenders' pro-rata share" (as defined in Section 4.02(f) of this Agreement) of such net proceeds and the balance of the such net proceeds are required to, and are used to, prepay Permitted Private Placement Debt.

     Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that: (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof; and (b) no Default or Event of Default has occurred and is continuing on the date hereof.

     Section 4. Conditions Precedent. Section 2 shall become effective as of the date hereof upon the execution, and delivery to the Administrative Agent, of this Amendment by the Borrower, together with the consent of the Guarantors attached hereto, and the Administrative Agent and the Lenders.

     Section 5. Expenses. The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent (including reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default hereunder or thereunder, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each of the Lenders, including fees and disbursements of counsel of the Administrative Agent and each Lender, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement and the other Credit Documents.

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     Section 6.  Miscellaneous. Except as herein provided, the Credit Agreement and all other Credit Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of Missouri.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                            INERGY PROPANE, LLC


                                            By:_________________________________
                                              Name:  John J. Sherman
                                              Title: President
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                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        (f/k/a First Union National Bank), as
                                        Administrative Agent, as Lender, as
                                        Swingline Lender and as Issuing Lender


                                        By:_____________________________________
                                          Name:  Joe K. Dancy
                                          Title: Vice President
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                                        FLEET NATIONAL BANK, as Syndication
                                        Agent and as Lender


                                        By:_____________________________________
                                          Name:
                                          Title:
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                                        BANK OF OKLAHOMA, N.A., as Documentation
                                        Agent and as Lender


                                        By:_____________________________________
                                          Name:
                                          Title:
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                                        U.S. BANK, N.A. (f/k/a FIRSTAR BANK,
                                        N.A. OVERLAND PARK), as Syndication
                                        Agent and as Lender


                                        By:_____________________________________
                                          Name:
                                          Title:
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                                        WELLS FARGO BANK TEXAS, N.A., as Lender


                                        By:_____________________________________
                                          Name:
                                          Title:
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                                        TEAMBANK, N.A., as Lender


                                        By:_____________________________________
                                          Name:
                                          Title:
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THIS CONSENT ACKNOWLEDGED THIS
___ DAY OF JUNE, 2002, BY EACH OF
THE BELOW GUARANTORS:

INERGY, L.P.

By:  Inergy GP, LLC, its Managing Partner


     By:________________________________
       Name:  John J. Sherman
       Title: President


INERGY TRANSPORTATION, LLC


By:________________________________
  Name:  John J. Sherman
  Title: President


L & L TRANSPORTATION, LLC


By:________________________________
  Name:  John J. Sherman
  Title: President


INERGY SALES & SERVICE, INC.


By:________________________________
  Name:  John J. Sherman
  Title: President


IPCH ACQUISITION CORP.


By:________________________________
  Name:  John J. Sherman
  Title: President